UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2009

BroadVision, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	000-28252	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1600 Seaport Blvd, Suite 550, North Bldg, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(650) 331-1000

                                         Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2009, BroadVision, Inc. (“BroadVision”) signed a Sublease Termination and Release Agreement (the “Sublease Termination Agreement”) with Dexterra, Inc. (“Dexterra”) in order to terminate that certain Sublease dated December 21, 2006 (the “Sublease”) between BroadVision and Dexterra.

As previously reported, pursuant to the Sublease, BroadVision sublet to Dexterra certain premises consisting of approximately 22,509 rentable square feet of office space located at 1600 Seaport Boulevard, Redwood City, California. The sublease term commenced on January 8, 2007 and was to expire on June 30, 2012 unless earlier terminated.  On May 22, 2009, BroadVision received written notice from Dexterra exercising its right of early termination of the Sublease, effective January 7, 2010.

Under the terms of the Sublease Termination Agreement, Dexterra shall (i) surrender the premises, on an as-is basis, and all of its rights and interest in the premises, (ii) pay a termination fee to BroadVision and (iii) be entitled to a partial refund of the termination fee if any party subleases the aforementioned office space during the period from June 10, 2009 through January 7, 2010. The termination fee of $550,405.40 shall be paid in two installments. Pursuant to the terms of the Sublease Termination Agreement, Dexterra paid $472,000 to BroadVision on June 10, 2009. The remaining amount is payable June 10, 2010 and is subject to certain conditions as set forth in the Sublease Termination Agreement. In addition to the termination fee, BroadVision shall retain Dexterra's security deposit in the amount of $127,518. Additional details regarding the termination fee and termination fee refund are set forth in the Sublease Termination Agreement, a copy of which is furnished herewith as Exhibit 10.1.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 1.01 is incorporated by reference into this Item 1.02.

ITEM 9.01	FINANCIAL STATEMENTS & EXHIBITS.

(c) Exhibits

Exhibit No.	Description
10.1	Sublease Termination and Release Agreement by and between BroadVision, Inc. and Dexterra, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

June 15, 2009	By:	/s/ Shin-Yuan Tzou

Name: Shin-Yuan Tzou
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sublease Termination and Release Agreement by and between BroadVision, Inc. and Dexterra, Inc.